Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2009

(Unaudited)

Financial measures that exclude after-tax one-time costs, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax one-time costs and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because one-time costs and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax one-time costs and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions – except share data)

CONSOLIDATED

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$300.1	$282.4	$322.6	$366.4	$356.3	Insurance Services	$85.1	$84.3	$100.9	$86.0	$94.8	$103.4	$89.3	$78.9
30.9	38.4	42.9	34.9	37.3	Asset Management	14.1	11.0	7.7	4.5	3.2	10.8	12.6	8.3
(5.4)	(11.1)	(23.8)	(160.2)	(77.9)	Other	(7.9)	(5.1)	(23.5)	(41.4)	(61.8)	(55.9)	(31.4)	(11.1)

325.6	309.7	341.7	241.1	315.7	Total income before income taxes	91.3	90.2	85.1	49.1	36.2	58.3	70.5	76.1

114.5	105.9	114.2	78.2	106.8	Income taxes	31.3	30.3	28.8	16.4	12.2	18.1	22.1	25.8

$211.1	$203.8	$227.5	$162.9	$208.9	Net income	$60.0	$59.9	$56.3	$32.7	$24.0	$40.2	$48.4	$50.3

					Net income per common share:
$3.81	$3.77	$4.39	$3.33	$4.27	Basic	$1.24	$1.22	$1.15	$0.67	$0.49	$0.82	$0.99	$1.03
3.76	3.73	4.35	3.30	4.26	Diluted	1.23	1.21	1.15	0.67	0.49	0.82	0.98	1.02

					Share data:
55,465,215	54,079,033	51,824,050	48,917,235	48,932,908	Basic weighted-average	48,561,426	49,163,415	49,045,188	48,963,496	48,882,496	48,886,729	48,943,331	48,957,122
56,076,666	54,688,114	52,344,950	49,292,240	49,044,543	Diluted weighted-average	48,779,100	49,325,574	49,096,913	49,013,181	49,119,279	49,267,415	49,414,086	49,371,683
54,712,936	53,592,178	49,155,131	48,989,074	47,744,524	At period end	47,744,524	49,176,753	49,157,311	48,986,261	48,989,074	48,924,444	49,029,174	48,949,742

$211.1	$203.8	$227.5	$162.9	$208.9	Net income	$60.0	$59.9	$56.3	$32.7	$24.0	$40.2	$48.4	$50.3
—	—	—	—	(12.0)	After-tax one-time costs	(0.6)	(2.1)	(3.9)	(5.4)	—	—	—	—
1.4	1.2	(0.4)	(83.4)	(17.3)	After-tax net capital gains (losses)	0.7	2.2	(2.9)	(17.3)	(35.0)	(31.6)	(14.0)	(2.8)

$209.7	$202.6	$227.9	$246.3	$238.2	Net income excluding after-tax one-time costs and after-tax net capital gains (losses)	$59.9	$59.8	$63.1	$55.4	$59.0	$71.8	$62.4	$53.1

$2.2	$1.9	$(0.6)	$(128.8)	$(26.9)	Net capital gains (losses)	$0.9	$3.4	$(4.5)	$(26.7)	$(54.0)	$(48.8)	$(21.6)	$(4.4)
0.8	0.7	(0.2)	(45.4)	(9.6)	Taxes expense (benefit) on net capital gains (losses)	0.2	1.2	(1.6)	(9.4)	(19.0)	(17.2)	(7.6)	(1.6)

$1.4	$1.2	$(0.4)	$(83.4)	$(17.3)	After-tax net capital gains (losses)	$0.7	$2.2	$(2.9)	$(17.3)	$(35.0)	$(31.6)	$(14.0)	$(2.8)

					Diluted earnings per common share:
$3.76	$3.73	$4.35	$3.30	$4.26	Net income	$1.23	$1.21	$1.15	$0.67	$0.49	$0.82	$0.98	$1.02
—	—	—	—	(0.25)	After-tax one-time costs	(0.01)	(0.04)	(0.08)	(0.11)	—	—	—	—
0.02	0.03	—	(1.70)	(0.35)	After-tax net capital gains (losses)	0.01	0.04	(0.06)	(0.35)	(0.71)	(0.64)	(0.28)	(0.06)

$3.74	$3.70	$4.35	$5.00	$4.86	Net income excluding after-tax one-time costs and after-tax net capital gains (losses)	$1.23	$1.21	$1.29	$1.13	$1.20	$1.46	$1.26	$1.08

$1,413.8	$1,464.5	$1,429.0	$1,380.3	$1,735.4	Shareholders’ equity	$1,735.4	$1,801.4	$1,600.2	$1,413.6	$1,380.3	$1,420.1	$1,465.8	$1,492.0
59.8	(8.1)	16.8	(153.9)	71.4	Accumulated other comprehensive income (loss)	71.4	103.7	(35.9)	(157.5)	(153.9)	(123.3)	(41.5)	36.3

$1,354.0	$1,472.6	$1,412.2	$1,534.2	$1,664.0	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,664.0	$1,697.7	$1,636.1	$1,571.1	$1,534.2	$1,543.4	$1,507.3	$1,455.7

15.0%	14.2%	15.7%	11.6%	13.4%	Net income return on average equity	13.6%	14.1%	14.9%	9.4%	6.9%	11.1%	13.1%	13.8%
16.1	14.4	15.8	11.1	13.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	14.3	14.4	14.0	8.4	6.2	10.5	13.1	14.0
16.0	14.3	15.8	16.7	14.9	Net income return on average equity (excluding after-tax one-time costs, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	14.3	14.3	15.7	14.3	15.3	18.8	16.8	14.8

					Book value per common share:
$25.84	$27.33	$29.07	$28.18	$36.35	Including accumulated other comprehensive income (loss)	$36.35	$36.63	$32.55	$28.86	$28.18	$29.03	$29.90	$30.48
1.09	(0.15)	0.34	(3.14)	1.50	Accumulated other comprehensive income (loss)	1.50	2.11	(0.73)	(3.21)	(3.14)	(2.52)	(0.84)	0.74

$24.75	$27.48	$28.73	$31.32	$34.85	Excluding accumulated other comprehensive income (loss)	$34.85	$34.52	$33.28	$32.07	$31.32	$31.55	$30.74	$29.74

2,798	3,280	3,437	3,436	3,150	Number of employees	3,150	3,202	3,368	3,411	3,436	3,454	3,458	3,471

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,826.5	$1,935.0	$2,078.3	$2,140.2	$2,101.9	Premiums	$510.9	$520.3	$525.7	$545.0	$528.0	$528.7	$543.0	$540.5
43.3	77.1	115.2	114.6	108.5	Administrative fees	29.5	27.7	27.1	24.2	26.0	29.8	30.9	27.9
465.2	478.9	516.3	541.0	586.5	Net investment income	147.4	150.2	145.4	143.5	138.8	136.8	136.6	128.8
					Net capital gains (losses):
(2.5)	—	(2.5)	(104.9)	(5.9)	Total other-than-temporary impairment losses on fixed maturity securities	(0.2)	(2.3)	(0.1)	(3.3)	(39.7)	(42.3)	(21.6)	(1.3)
—	—	—	—	—	Portion of other-than-temporary impairment losses on fixed maturity securities recognized in other comprehensive income	—	—	—	—	—	—	—	—
4.7	1.9	1.9	(23.9)	(21.0)	All other net capital gains (losses)	1.1	5.7	(4.4)	(23.4)	(14.3)	(6.5)	—	(3.1)

2.2	1.9	(0.6)	(128.8)	(26.9)	Total net capital gains (losses)	0.9	3.4	(4.5)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

2,337.2	2,492.9	2,709.2	2,667.0	2,770.0	Total revenues	688.7	701.6	693.7	686.0	638.8	646.5	688.9	692.8

					Benefits and expenses:
1,392.3	1,513.1	1,591.8	1,589.4	1,575.7	Benefits to policyholders	382.7	395.7	384.8	412.5	388.9	379.6	409.2	411.7
84.0	97.7	108.8	110.7	145.6	Interest credited	35.2	40.5	35.9	34.0	32.8	28.9	27.8	21.2
340.6	370.3	434.8	469.2	476.2	Operating expenses	117.4	110.2	122.4	126.2	120.6	115.9	115.8	116.9
168.5	183.6	198.0	227.6	202.0	Commissions and bonuses	48.1	50.5	48.8	54.6	64.5	51.0	54.9	57.2
32.0	34.6	36.4	37.3	34.2	Premium taxes	8.3	8.5	9.1	8.3	9.2	9.7	9.4	9.0
18.0	17.9	30.7	39.2	39.2	Interest expense	9.8	9.7	9.8	9.9	9.8	9.8	9.9	9.7
(61.6)	(78.5)	(86.2)	(115.3)	(93.9)	Deferral of acquisition costs	(22.0)	(23.4)	(22.4)	(26.1)	(39.6)	(23.1)	(25.4)	(27.2)
37.8	44.5	53.2	67.8	75.3	Amortization of deferred acquisition costs, value of business acquired and intangibles	17.9	19.7	20.2	17.5	16.4	16.4	16.8	18.2

2,011.6	2,183.2	2,367.5	2,425.9	2,454.3	Total benefits and expenses	597.4	611.4	608.6	636.9	602.6	588.2	618.4	616.7

325.6	309.7	341.7	241.1	315.7	Income before income taxes	91.3	90.2	85.1	49.1	36.2	58.3	70.5	76.1

114.5	105.9	114.2	78.2	106.8	Income taxes	31.3	30.3	28.8	16.4	12.2	18.1	22.1	25.8

211.1	203.8	227.5	162.9	208.9	Net income	60.0	59.9	56.3	32.7	24.0	40.2	48.4	50.3

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
(67.5)	(41.7)	25.0	(206.0)	210.8	Unrealized capital gains (losses) on securities available-for-sale, net	(40.0)	143.2	124.3	(16.7)	(19.8)	(113.8)	(92.9)	20.5
—	—	—	—	—	Unrealized losses relating to other-than-temporary impairment losses on fixed maturity securities for which a portion has been recognized in earnings	—	—	—	—	—	—	—	—
(8.8)	(1.7)	(2.0)	80.3	3.5	Reclassification adjustment for net capital (gains) losses included in net income, net	(5.8)	(4.6)	(2.0)	15.9	34.9	31.7	14.9	(1.2)
					Employee benefit plans:
—	—	0.3	(45.9)	8.4	Prior service credit (cost) and net gains (losses) arising during the period, net	12.3	—	—	(3.9)	(45.9)	—	—	—
—	—	1.6	0.9	4.9	Reclassification adjustment for amortization to net periodic pension cost, net	1.2	1.0	1.6	1.1	0.2	0.3	0.2	0.2

(76.3)	(43.4)	24.9	(170.7)	227.6	Total	(32.3)	139.6	123.9	(3.6)	(30.6)	(81.8)	(77.8)	19.5

$134.8	$160.4	$252.4	$(7.8)	$436.5	Comprehensive income (loss)	$27.7	$199.5	$180.2	$29.1	$(6.6)	$(41.6)	$(29.4)	$69.8

					Statutory data - insurance subsidiaries:
$314.0	$271.1	$309.3	$341.6	$375.0	Net gain from operations before federal income taxes and realized capital gains (losses)	$98.6	$88.9	$105.3	$82.2	$69.9	$109.0	$86.2	$76.5
207.5	172.8	197.2	235.0	251.4	Net gain from operations after federal income taxes and before realized capital gains (losses)	68.1	59.1	66.2	58.0	51.0	70.7	57.2	56.1
968.7	967.5	1,047.8	1,154.6	1,243.6	Capital and surplus	1,243.6	1,205.5	1,172.7	1,169.0	1,154.6	1,170.6	1,146.5	1,087.3
88.2	96.6	102.2	78.8	89.7	Asset valuation reserve	89.7	83.7	88.6	80.0	78.8	95.2	101.5	104.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,816.4	$1,927.4	$2,063.6	$2,109.1	$2,067.2	Insurance Services	$506.2	$501.9	$516.2	$542.9	$518.7	$522.1	$534.0	$534.3
10.1	7.6	14.7	31.1	34.7	Asset Management	4.7	18.4	9.5	2.1	9.3	6.6	9.0	6.2

1,826.5	1,935.0	2,078.3	2,140.2	2,101.9	Total premiums	510.9	520.3	525.7	545.0	528.0	528.7	543.0	540.5

					Administrative fees:
8.8	8.7	8.4	9.2	8.3	Insurance Services	2.2	2.1	2.0	2.0	2.3	2.2	2.4	2.3
40.6	78.3	118.7	118.3	114.1	Asset Management	30.9	29.1	28.6	25.5	26.9	30.9	31.7	28.8
(6.1)	(9.9)	(11.9)	(12.9)	(13.9)	Other	(3.6)	(3.5)	(3.5)	(3.3)	(3.2)	(3.3)	(3.2)	(3.2)

43.3	77.1	115.2	114.6	108.5	Total administrative fees	29.5	27.7	27.1	24.2	26.0	29.8	30.9	27.9

					Net investment income:
303.3	313.4	325.8	337.5	335.1	Insurance Services	83.1	84.5	84.6	82.9	85.3	84.0	85.3	82.9
140.3	151.3	170.2	183.8	234.0	Asset Management	59.5	61.9	58.1	54.5	48.4	47.4	48.1	39.9
21.6	14.2	20.3	19.7	17.4	Other	4.8	3.8	2.7	6.1	5.1	5.4	3.2	6.0

465.2	478.9	516.3	541.0	586.5	Total net investment income	147.4	150.2	145.4	143.5	138.8	136.8	136.6	128.8

2.2	1.9	(0.6)	(128.8)	(26.9)	Net capital gains (losses)	0.9	3.4	(4.5)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

2,337.2	2,492.9	2,709.2	2,667.0	2,770.0	Total revenues	688.7	701.6	693.7	686.0	638.8	646.5	688.9	692.8

					Benefits and expenses:
1,828.4	1,967.1	2,075.2	2,089.4	2,054.3	Insurance Services	506.4	504.2	501.9	541.8	511.5	504.9	532.4	540.6
160.1	198.8	260.7	298.3	345.5	Asset Management	81.0	98.4	88.5	77.6	81.4	74.1	76.2	66.6
23.1	17.3	31.6	38.2	54.5	Other	10.0	8.8	18.2	17.5	9.7	9.2	9.8	9.5

2,011.6	2,183.2	2,367.5	2,425.9	2,454.3	Total benefits and expenses	597.4	611.4	608.6	636.9	602.6	588.2	618.4	616.7

					Income (loss) before income taxes:
300.1	282.4	322.6	366.4	356.3	Insurance Services	85.1	84.3	100.9	86.0	94.8	103.4	89.3	78.9
30.9	38.4	42.9	34.9	37.3	Asset Management	14.1	11.0	7.7	4.5	3.2	10.8	12.6	8.3
(5.4)	(11.1)	(23.8)	(160.2)	(77.9)	Other	(7.9)	(5.1)	(23.5)	(41.4)	(61.8)	(55.9)	(31.4)	(11.1)

325.6	309.7	341.7	241.1	315.7	Total income before income taxes	91.3	90.2	85.1	49.1	36.2	58.3	70.5	76.1
114.5	105.9	114.2	78.2	106.8	Income taxes	31.3	30.3	28.8	16.4	12.2	18.1	22.1	25.8

$211.1	$203.8	$227.5	$162.9	$208.9	Net income	$60.0	$59.9	$56.3	$32.7	$24.0	$40.2	$48.4	$50.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,816.4	$1,927.4	$2,063.6	$2,109.1	$2,067.2	Premiums	$506.2	$501.9	$516.2	$542.9	$518.7	$522.1	$534.0	$534.3
8.8	8.7	8.4	9.2	8.3	Administrative fees	2.2	2.1	2.0	2.0	2.3	2.2	2.4	2.3
303.3	313.4	325.8	337.5	335.1	Net investment income	83.1	84.5	84.6	82.9	85.3	84.0	85.3	82.9

2,128.5	2,249.5	2,397.8	2,455.8	2,410.6	Total revenues	591.5	588.5	602.8	627.8	606.3	608.3	621.7	619.5

					Benefits and expenses:
1,372.9	1,497.1	1,569.4	1,549.7	1,530.3	Benefits to policyholders	375.2	374.7	372.7	407.7	377.1	371.3	397.9	403.4
8.1	13.3	16.1	10.8	4.7	Interest credited	0.8	1.1	0.9	1.9	1.8	2.6	2.7	3.7
284.2	291.8	313.2	338.4	333.9	Operating expenses	86.2	80.2	81.8	85.7	86.0	84.0	83.7	84.7
148.0	155.5	167.5	175.8	169.8	Commissions and bonuses	40.6	43.0	40.4	45.8	43.4	42.7	43.0	46.7
32.0	34.6	36.4	37.3	34.2	Premium taxes	8.3	8.5	9.1	8.3	9.2	9.7	9.4	9.0
(50.1)	(62.4)	(70.6)	(75.2)	(73.1)	Deferral of acquisition costs	(17.5)	(18.6)	(16.4)	(20.6)	(20.6)	(18.0)	(16.8)	(19.8)
33.3	37.2	43.2	52.6	54.5	Amortization of deferred acquisition costs, value of business acquired and intangibles	12.8	15.3	13.4	13.0	14.6	12.6	12.5	12.9

1,828.4	1,967.1	2,075.2	2,089.4	2,054.3	Total benefits and expenses	506.4	504.2	501.9	541.8	511.5	504.9	532.4	540.6

$300.1	$282.4	$322.6	$366.4	$356.3	Income before income taxes	$85.1	$84.3	$100.9	$86.0	$94.8	$103.4	$89.3	$78.9

					Benefit ratio (including interest credited):
64.9%	67.1%	66.1%	63.5%	63.7%	% of total revenues	63.6%	63.9%	62.0%	65.2%	62.5%	61.5%	64.4%	65.7%
76.0	78.4	76.8	74.0	74.3	% of total premiums	74.3	74.9	72.4	75.4	73.0	71.6	75.0	76.2

					Statistics (% of total premiums):
15.6%	15.1%	15.2%	16.0%	16.2%	Operating expenses	17.0%	16.0%	15.8%	15.8%	16.6%	16.1%	15.7%	15.9%
16.5	14.7	15.6	17.4	17.2	Income before income taxes	16.8	16.8	19.5	15.8	18.3	19.8	16.7	14.8

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$681.0	$735.0	$807.2	$850.3	$819.6	Life and AD&D	$199.1	$202.3	$206.6	$211.6	$207.1	$208.5	$219.5	$215.2
780.7	809.9	869.8	862.9	825.6	LTD	203.9	203.0	205.9	212.8	212.9	213.0	219.9	217.1
191.7	211.1	219.5	215.5	205.7	STD	48.7	51.4	51.8	53.8	53.5	53.5	54.6	53.9
73.8	72.9	70.8	75.8	79.5	Other	19.9	19.9	20.1	19.6	19.0	19.4	19.0	18.4
(20.2)	(22.6)	(37.2)	(44.6)	(40.2)	Experience rated refunds	(6.5)	(14.0)	(7.2)	(12.5)	(12.3)	(8.9)	(13.3)	(10.1)

$1,707.0	$1,806.3	$1,930.1	$1,959.9	$1,890.2	Total premiums	$465.1	$462.6	$477.2	$485.3	$480.2	$485.5	$499.7	$494.5

					Benefit ratio (including interest credited):
65.7%	68.0%	67.4%	63.9%	64.7%	% of total revenues	62.7%	65.8%	64.2%	65.9%	62.5%	61.7%	64.6%	66.8%
75.8	78.3	77.4	73.6	74.7	% of total premiums	72.5	76.3	74.2	75.8	72.3	71.1	74.4	76.6

					Statistics (% of total premiums):
15.2%	14.9%	15.1%	16.1%	16.3%	Operating expenses	17.2%	16.0%	15.8%	16.4%	16.7%	16.1%	15.6%	16.0%
16.0	14.2	14.5	17.2	16.4	Income before income taxes	18.0	15.4	17.4	15.0	18.3	19.8	16.8	14.0

					Sales (annualized new premiums) reported at contract effective date:
$148.4	$138.0	$181.4	$134.8	$124.8	Life and AD&D	$40.1	$22.7	$14.6	$47.4	$39.7	$12.6	$18.5	$64.0
106.4	114.1	168.7	93.5	95.3	LTD	36.8	21.3	11.9	25.3	34.1	10.7	14.4	34.3
43.8	42.1	34.2	33.5	35.6	STD	9.5	9.1	2.9	14.1	11.2	4.9	5.2	12.2
26.3	23.6	24.5	30.7	32.1	Other	6.6	6.6	5.6	13.3	9.5	6.0	4.9	10.3

$324.9	$317.8	$408.8	$292.5	$287.8	Total	$93.0	$59.7	$35.0	$100.1	$94.5	$34.2	$43.0	$120.8

					Persistency (% of premiums):
89.4%	89.0%	90.0%	83.2%	84.3%	Life
89.9	88.9	87.5	83.4	85.6	LTD
80.3	76.0	74.3	79.0	77.2	Dental
82.9	87.8	84.7	81.7	80.0	Other A&H

88.2%	88.1%	87.4%	82.9%	83.8%	Total

					Individual Disability:
$109.4	$121.1	$133.5	$149.2	$177.0	Premiums:	$41.1	$39.3	$39.0	$57.6	$38.5	$36.6	$34.3	$39.8

					Benefit ratio:
54.8%	56.9%	50.6%	59.2%	54.1%	% of total revenues	72.2%	44.2%	37.8%	59.6%	62.1%	59.0%	61.9%	54.1%
79.2	79.4	69.3	78.7	69.3	% of total premiums	94.2	58.3	50.0	72.2	82.6	78.1	84.3	70.6

					Statistics (% of premiums):
22.3%	19.4%	16.6%	15.7%	14.2%	Operating expenses	15.3%	15.8%	16.4%	10.8%	15.6%	16.4%	16.3%	14.6%
24.5	21.6	32.2	19.6	25.7	Income before income taxes	2.9	33.6	45.9	22.9	17.4	19.9	16.0	24.6

$21.5	$21.5	$23.9	$26.4	$23.0	Disability sales	$5.6	$6.0	$5.6	$5.8	$7.7	$6.9	$6.1	$5.7

95.5%	95.1%	95.0%	94.7%	92.9%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$10.1	$7.6	$14.7	$31.1	$34.7	Premiums	$4.7	$18.4	$9.5	$2.1	$9.3	$6.6	$9.0	$6.2
40.6	78.3	118.7	118.3	114.1	Administrative fees	30.9	29.1	28.6	25.5	26.9	30.9	31.7	28.8
140.3	151.3	170.2	183.8	234.0	Net investment income	59.5	61.9	58.1	54.5	48.4	47.4	48.1	39.9

191.0	237.2	303.6	333.2	382.8	Total revenues	95.1	109.4	96.2	82.1	84.6	84.9	88.8	74.9

					Benefits and expenses:
19.4	16.0	22.4	39.7	45.4	Benefits to policyholders	7.5	21.0	12.1	4.8	11.8	8.3	11.3	8.3
75.9	84.4	92.7	99.9	140.9	Interest credited	34.4	39.4	35.0	32.1	31.0	26.3	25.1	17.5
50.9	78.6	120.2	131.4	126.9	Operating expenses	31.0	30.9	32.1	32.9	34.6	32.4	32.1	32.3
20.5	28.1	30.5	51.8	32.2	Commissions and bonuses	7.5	7.5	8.4	8.8	21.1	8.3	11.9	10.5
0.4	0.5	0.5	0.4	0.1	Interest expense	—	—	0.1	—	0.1	0.1	0.1	0.1
(11.5)	(16.1)	(15.6)	(40.1)	(20.8)	Deferral of acquisition costs	(4.5)	(4.8)	(6.0)	(5.5)	(19.0)	(5.1)	(8.6)	(7.4)
4.5	7.3	10.0	15.2	20.8	Amortization of deferred acquisition costs, value of business acquired and intangibles	5.1	4.4	6.8	4.5	1.8	3.8	4.3	5.3

160.1	198.8	260.7	298.3	345.5	Total benefits and expenses	81.0	98.4	88.5	77.6	81.4	74.1	76.2	66.6

$30.9	$38.4	$42.9	$34.9	$37.3	Income before income taxes	$14.1	$11.0	$7.7	$4.5	$3.2	$10.8	$12.6	$8.3

					Assets under administration:
$4,221.7	$16,240.0	$18,725.6	$14,467.3	$15,780.3	Retirement Plans *	$15,780.3	$16,382.3	$15,030.3	$13,766.3	$14,467.3	$16,829.8	$17,826.3	$17,792.9
1,143.3	1,234.9	1,295.9	2,056.6	2,390.9	Individual Annuities	2,390.9	2,324.3	2,237.6	2,132.7	2,056.6	1,693.1	1,636.5	1,429.4
1,141.9	1,407.0	1,899.4	2,526.2	2,588.8	Mortgage loans for other investors	2,588.8	2,538.3	2,539.0	2,527.7	2,526.2	2,430.3	2,262.3	2,070.7
35.5	137.5	447.3	644.7	1,093.9	Other	1,093.9	691.7	631.5	605.7	644.7	747.4	466.1	484.0

$6,542.4	$19,019.4	$22,368.2	$19,694.8	$21,853.9	Total	$21,853.9	$21,936.6	$20,438.4	$19,032.4	$19,694.8	$21,700.6	$22,191.2	$21,777.0

					Annualized operating expenses:
					(% of average assets under administration)
0.90%	0.59%	0.56%	0.62%	0.65%	Retirement Plans *	0.59%	0.61%	0.69%	0.72%	0.69%	0.58%	0.57%	0.56%

					Interest credited:
					(% of investment income)
55.0%	54.5%	54.9%	57.0%	57.5%	Retirement Plans	57.6%	56.9%	57.7%	57.7%	56.7%	58.3%	56.3%	56.6%
60.9	64.4	67.0	64.2	68.4	Individual Annuities	62.8	73.4	71.1	66.1	80.7	65.1	61.6	39.3

$119.9	$214.2	$210.7	$895.4	$398.8	Individual Annuity sales	$80.9	$93.2	$120.2	$104.5	$398.2	$89.4	$232.9	$174.9

$996.4	$942.8	$1,447.3	$1,373.8	$718.5	Commercial mortgage loans originated	$156.3	$98.7	$283.2	$180.3	$239.3	$346.7	$380.5	$407.3

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(6.1)	$(9.9)	$(11.9)	$(12.9)	$(13.9)	Administrative fees	$(3.6)	$(3.5)	$(3.5)	$(3.3)	$(3.2)	$(3.3)	$(3.2)	$(3.2)
21.6	14.2	20.3	19.7	17.4	Net investment income	4.8	3.8	2.7	6.1	5.1	5.4	3.2	6.0
					Net capital gains (losses):
(2.5)	—	(2.5)	(104.9)	(5.9)	Total other-than-temporary impairment losses on fixed maturity securities	(0.2)	(2.3)	(0.1)	(3.3)	(39.7)	(42.3)	(21.6)	(1.3)
—	—	—	—	—	Portion of other-than-temporary impairment losses on fixed maturity securities recognized in other comprehensive income	—	—	—	—	—	—	—	—
4.7	1.9	1.9	(23.9)	(21.0)	All other net capital gains (losses)	1.1	5.7	(4.4)	(23.4)	(14.3)	(6.5)	—	(3.1)

2.2	1.9	(0.6)	(128.8)	(26.9)	Total net capital gains (losses)	0.9	3.4	(4.5)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

17.7	6.2	7.8	(122.0)	(23.4)	Total revenues	2.1	3.7	(5.3)	(23.9)	(52.1)	(46.7)	(21.6)	(1.6)

					Benefits and expenses:
5.5	(0.1)	1.4	(0.6)	15.4	Operating expenses	0.2	(0.9)	8.5	7.6	—	(0.5)	—	(0.1)
17.6	17.4	30.2	38.8	39.1	Interest expense	9.8	9.7	9.7	9.9	9.7	9.7	9.8	9.6

23.1	17.3	31.6	38.2	54.5	Total benefits and expenses	10.0	8.8	18.2	17.5	9.7	9.2	9.8	9.5

$(5.4)	$(11.1)	$(23.8)	$(160.2)	$(77.9)	Loss before income taxes	$(7.9)	$(5.1)	$(23.5)	$(41.4)	$(61.8)	$(55.9)	$(31.4)	$(11.1)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,613.2	$4,786.0	$4,997.1	$5,200.3	$6,167.3	Fixed maturity securities (available-for-sale)	$6,167.3	$6,036.4	$5,716.7	$5,449.9	$5,200.3	$5,196.1	$5,285.9	$5,202.5
—	—	4.5	1.4	1.1	Short-term investments	1.1	1.2	1.2	1.3	1.4	1.5	1.8	4.5
3,243.7	3,316.0	3,657.7	4,083.6	4,284.8	Commercial mortgage loans, net	4,284.8	4,313.8	4,297.2	4,137.9	4,083.6	4,017.1	3,967.8	3,808.0
77.7	89.9	71.8	81.3	113.5	Real estate, net	113.5	91.1	87.3	83.2	81.3	73.3	72.2	71.9
4.0	4.0	3.9	3.4	3.1	Policy loans	3.1	3.3	3.2	3.4	3.4	3.6	3.8	3.9

7,938.6	8,195.9	8,735.0	9,370.0	10,569.8	Total investments	10,569.8	10,445.8	10,105.6	9,675.7	9,370.0	9,291.6	9,331.5	9,090.8
53.2	56.0	205.8	280.5	108.3	Cash and cash equivalents	108.3	205.9	125.9	177.8	280.5	99.6	72.2	274.6
81.5	99.2	106.8	101.9	104.4	Premiums and other receivables	104.4	109.3	104.5	96.8	101.9	106.3	101.5	103.6
85.6	89.5	93.1	103.1	108.8	Accrued investment income	108.8	112.9	106.9	113.9	103.1	108.7	100.5	102.0
897.7	913.6	929.6	944.0	935.0	Amounts recoverable from reinsurers	935.0	931.6	931.4	953.0	944.0	938.6	937.8	929.0
245.3	309.2	288.8	334.5	338.8	Deferred acquisition costs, value of business acquired and intangibles, net	338.8	335.4	349.1	344.5	334.5	315.9	309.7	297.1
—	33.5	36.0	36.0	36.0	Goodwill, net	36.0	36.0	36.0	36.0	36.0	36.0	36.0	36.1
86.7	84.6	126.9	136.1	127.2	Property and equipment, net	127.2	128.8	130.4	133.1	136.1	134.6	134.0	130.7
—	—	—	75.1	—	Deferred tax assets, net	—	—	25.3	70.0	75.1	71.9	11.9	—
54.5	24.6	74.5	98.1	66.7	Other assets	66.7	63.1	78.9	65.2	98.1	47.1	33.7	34.3
3,007.6	3,832.5	4,386.4	3,075.9	4,174.5	Separate account assets	4,174.5	3,990.6	3,415.2	2,902.0	3,075.9	3,713.5	4,157.8	4,089.5

$12,450.7	$13,638.6	$14,982.9	$14,555.2	$16,569.5	Total assets	$16,569.5	$16,359.4	$15,409.2	$14,568.0	$14,555.2	$14,863.8	$15,226.6	$15,087.7

					LIABILITIES AND EQUITY

					Liabilities:
$4,689.3	$4,927.6	$5,158.7	$5,285.9	$5,368.7	Future policy benefits and claims	$5,368.7	$5,328.5	$5,298.1	$5,297.1	$5,285.9	$5,248.6	$5,246.0	$5,197.0
2,649.3	2,937.8	3,153.8	3,944.1	4,337.1	Other policyholder funds	4,337.1	4,256.4	4,200.9	4,077.7	3,944.1	3,654.3	3,533.3	3,352.8
73.6	22.9	15.6	—	30.0	Deferred tax liabilities, net	30.0	49.2	—	—	—	—	—	31.9
2.0	2.4	4.0	3.7	2.9	Short-term debt	2.9	9.0	3.3	3.6	3.7	4.5	22.0	4.2
260.1	261.1	562.6	561.5	553.2	Long-term debt	553.2	553.5	559.9	560.7	561.5	561.7	562.3	561.9
355.0	189.8	272.8	303.8	367.7	Other liabilities	367.7	370.8	331.6	313.3	303.8	261.1	239.4	358.4
3,007.6	3,832.5	4,386.4	3,075.9	4,174.5	Separate account liabilities	4,174.5	3,990.6	3,415.2	2,902.0	3,075.9	3,713.5	4,157.8	4,089.5

11,036.9	12,174.1	13,553.9	13,174.9	14,834.1	Total liabilities	14,834.1	14,558.0	13,809.0	13,154.4	13,174.9	13,443.7	13,760.8	13,595.7

					Shareholders’ equity:
530.3	479.9	267.1	262.9	220.4	Common stock	220.4	275.2	273.5	267.1	262.9	259.4	263.5	260.3
59.8	(8.1)	16.8	(153.9)	71.4	Accumulated other comprehensive income (loss)	71.4	103.7	(35.9)	(157.5)	(153.9)	(123.3)	(41.5)	36.3
823.7	992.7	1,145.1	1,271.3	1,443.6	Retained earnings	1,443.6	1,422.5	1,362.6	1,304.0	1,271.3	1,284.0	1,243.8	1,195.4

1,413.8	1,464.5	1,429.0	1,380.3	1,735.4	Total shareholders’ equity	1,735.4	1,801.4	1,600.2	1,413.6	1,380.3	1,420.1	1,465.8	1,492.0

$12,450.7	$13,638.6	$14,982.9	$14,555.2	$16,569.5	Total liabilities and shareholders’ equity	$16,569.5	$16,359.4	$15,409.2	$14,568.0	$14,555.2	$14,863.8	$15,226.6	$15,087.7

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities:
$4,108.1	$4,205.0	$4,390.8	$4,547.1	$5,367.1	Public	$5,367.1	$5,288.8	$5,033.5	$4,798.0	$4,547.1	$4,503.5	$4,586.3	$4,562.6
505.1	581.0	606.3	653.2	800.2	Private	800.2	747.6	683.2	651.9	653.2	692.6	699.6	639.9

4,613.2	4,786.0	4,997.1	5,200.3	6,167.3	Total fixed maturity securities	6,167.3	6,036.4	5,716.7	5,449.9	5,200.3	5,196.1	5,285.9	5,202.5
—	—	4.5	1.4	1.1	Short-term investments	1.1	1.2	1.2	1.3	1.4	1.5	1.8	4.5
3,243.7	3,316.0	3,657.7	4,083.6	4,284.8	Commercial mortgage loans, net	4,284.8	4,313.8	4,297.2	4,137.9	4,083.6	4,017.1	3,967.8	3,808.0
77.7	89.9	71.8	81.3	113.5	Real estate, net	113.5	91.1	87.3	83.2	81.3	73.3	72.2	71.9
4.0	4.0	3.9	3.4	3.1	Policy loans	3.1	3.3	3.2	3.4	3.4	3.6	3.8	3.9

$7,938.6	$8,195.9	$8,735.0	$9,370.0	$10,569.8	Total investments	$10,569.8	$10,445.8	$10,105.6	$9,675.7	$9,370.0	$9,291.6	$9,331.5	$9,090.8

					Percent of investments:
58.1%	58.4%	57.2%	55.5%	58.3%	Fixed maturity securities	58.3%	57.8%	56.6%	56.3%	55.5%	56.0%	56.7%	57.3%
—	—	0.1	—	—	Short-term investments	—	—	—	—	—	—	—	—
40.8	40.4	41.9	43.6	40.5	Commercial mortgage loans, net	40.5	41.3	42.5	42.8	43.6	43.2	42.5	41.9
1.0	1.1	0.8	0.9	1.2	Real estate, net	1.2	0.9	0.9	0.9	0.9	0.8	0.8	0.8
0.1	0.1	—	—	—	Other	—	—	—	—	—	—	—	—

					Fixed maturity securities (available-for-sale):
102.1%	100.6%	101.3%	97.6%	104.2%	Market value as a % of amortized cost	104.2%	105.2%	101.1%	97.7%	97.6%	97.1%	99.3%	101.8%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2009				2008
2005	2006	2007	2008	2009		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.61%	5.57%	5.57%	5.63%	5.46%	Fixed maturity securities (excluding convertibles)	5.46%	5.52%	5.59%	5.61%	5.63%	5.55%	5.54%	5.54%
6.46	6.40	6.36	6.39	6.46	Commercial mortgage loans, net	6.46	6.44	6.42	6.38	6.39	6.38	6.36	6.36

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
74.6%	74.1%	72.5%	71.5%	69.8%	A or higher	69.8%	67.4%	67.4%	69.7%	71.5%	70.7%	70.8%	71.1%
21.6	22.3	23.4	23.6	24.8	BBB/Baa	24.8	26.7	27.0	25.4	23.6	23.9	23.7	24.5
2.7	2.0	2.4	2.8	3.5	BB/Ba	3.5	3.7	3.6	2.9	2.8	2.5	2.6	2.4
1.1	1.6	1.7	2.1	1.9	B or lower	1.9	2.2	2.0	2.0	2.1	2.9	2.9	2.0

					Commercial mortgage loans - statutory:
					Sixty-day delinquencies:
$0.3	$2.9	$1.9	$7.8	$17.3	Book value	$17.3	$17.4	$18.1	$9.6	$7.8	$6.3	$5.3	$1.9
0.01%	0.09%	0.05%	0.19%	0.40%	Rates - overall %	0.40%	0.40%	0.42%	0.23%	0.19%	0.16%	0.13%	0.05%

$1.3	$1.8	$0.5	$6.8	$33.2	Foreclosed during period	$19.2	$8.3	$4.5	$1.2	$3.6	$2.6	$0.6	$—
0.3	1.2	0.7	3.9	6.2	In process of foreclosure	6.2	9.0	9.8	5.4	3.9	6.3	2.9	0.7
0.3	1.2	0.7	3.9	6.2	Included in 60-day delinquencies	6.2	9.0	9.8	5.4	3.9	6.3	2.9	0.7
10.1	6.8	3.4	6.2	28.7	Net balance of restructured loans	28.7	28.9	23.2	10.4	6.2	1.9	1.9	1.9

					Reserve balances:
$2.5	$2.4	$3.0	$6.8	$19.6	Commercial mortgage loans, net	$19.6	$16.0	$15.3	$8.3	$6.8	$4.3	$4.3	$3.6